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                                                                                                              EXHIBIT 4.1

                                               VOICE CONTROL SYSTEMS, INC.
        NUMBER                                                                                         SHARES
      C                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                         THIS CERTIFICATE IS TRANSFERABLE IN DALLAS, TEXAS OR NEW YORK, NEW YORK

     COMMON STOCK                                                                                   COMMON STOCK
PAR VALUE OF $.01 EACH                                                                         PAR VALUE OF $.01 EACH
                                                                                                 CUSIP 92861B 10 0
                                                                                        SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that




is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                                               VOICE CONTROL SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by his acceptance hereof, assents. This
Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the signatures of the duly authorized officers.

Dated:
                                                                       COUNTERSIGNED AND REGISTERED:
                                                                          CHEMICAL SHAREHOLDER SERVICES GROUP, INC.
           /s/ PETER J. FOSTER                                                                             TRANSFER AGENT
               President                    [CORPORATE SEAL]                                                AND REGISTRAR

           /s/ KIM S. TERRY                                            By:
               Secretary                                                                             AUTHORIZED SIGNATURE

                                              AMERICAN BANK NOTE COMPANY.

[BACK]

                                               VOICE CONTROL SYSTEMS, INC.

         The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Preferred
Stock may be issued in series and the Board of Directors is vested with authority to fix variations in voting powers and in the designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof as between series. The Corporation will furnish without charge to each stockholder who so requests, the designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -       as tenants in common
TEN ENT  -       as tenants by the entireties
JT TEN   -       as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT  - ______________ Custodian ______________
                          (Cust)                   (Minor)
                     under Uniform Gifts to Minors
                     Act ______________
                            (State)

                         Additional abbreviations may also be used though not in the above list.

         For value received, ______________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                    (Please print or typewrite name and address including postal zip code of assignee)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________

____________________________________________________________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________________________

                      NOTICE:
  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST         X_________________________________________________________________
  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON                           (SIGNATURE)
  THE FACE OF THE CERTIFICATE IN EVERY             X_________________________________________________________________
  PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT                          (SIGNATURE)
  OR ANY CHANGE WHATEVER.

                                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR
                                                   INSTITUTION" AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES
                                                   EXCHANGE ACT OF 1934, AS AMENDED.

                                                   SIGNATURES(S) GUARANTEED BY:
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